Principal Funds, Inc.
Supplement dated December 16, 2016
to the Statutory Prospectus dated December 31, 2015
(as supplemented on March 18, 2016, May 31, 2016, June 17, 2016, June 30, 2016,
July 29, 2016, September 16, 2016, and November 2, 2016)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR BOND MARKET INDEX FUND
In the Purchase and Sale of Fund Shares section, add the following:
For retirement plan investors, effective as of the close of the New York Stock Exchange on January 31, 2017, Class R-1 and Class R-2 shares will no longer be available for purchase from new retirement plans except in limited circumstances. See Purchase of Fund Shares for additional information.

SUMMARY FOR INTERNATIONAL EQUITY INDEX FUND
In the Purchase and Sale of Fund Shares section, add the following:
For retirement plan investors, effective as of the close of the New York Stock Exchange on January 31, 2017, Class R-1 and Class R-2 shares will no longer be available for purchase from new retirement plans except in limited circumstances. See Purchase of Fund Shares for additional information.

SUMMARY FOR PREFERRED SECURITIES FUND
In the Purchase and Sale of Fund Shares section, add the following:
For retirement plan investors, effective as of the close of the New York Stock Exchange on January 31, 2017, Class R-1 and Class R-2 shares will no longer be available for purchase from new retirement plans except in limited circumstances. See Purchase of Fund Shares for additional information.

PURCHASE OF FUND SHARES
In the Eligible Purchasers section, insert the following new sub-section before Class S Shares:
Class R-1 and Class R-2 Shares
For retirement plan investors, effective as of the close of the New York Stock Exchange on January 31, 2017, Class R-1 and Class R-2 shares will no longer be available for purchase from new retirement plans except in limited circumstances. However, if a retirement plan currently offers Class R-1 or Class R-2, such plans will be allowed to continue to invest in these share classes through: Funds they currently offer in their plans or Funds they add to their plans.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING
Under One-Time Fee - Initial Sales Charge, in the Initial Sales Charge Reduction section, delete the second paragraph and replace with the following:

(2)
Statement of Intent (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Classes A, C, and J shares of Principal Funds owned by such persons. Purchases of Class A shares of Money Market Fund are not included. The sales charge is based on the total amount to be invested in a 13-month period. If the intended investment is not made (or shares are sold during the 13-month period), sufficient shares will be sold to pay the additional sales charge due. If a shareholder who signs an SOI dies within the 13-month period, no additional front-end sales charge will be required and the SOI will be considered met. An SOI is not available for 401(a) plan purchases.

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